                                                                    Exhibit 10.3

                               SECOND AMENDMENT

     THIS SECOND AMENDMENT (this "Amendment"), dated as of August 31, 2000, to
                                  ---------
the Credit Agreement referenced below, is by and among Navigant International, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower
                                   --------
identified on the signature pages hereto (the "Guarantors"), the Lenders
                                               ----------
identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                              W I T N E S S E T H

     WHEREAS, a $125 million credit facility has been extended to the Borrower pursuant to the terms of that Amended and Restated Credit Agreement dated as of August 6, 1999 (as amended and modified from time to time, the "Credit
                                                                ------
Agreement") among the Borrower, the Guarantors, the Lenders, U.S. Bank National Association, as Syndication Agent, KeyBank National Association, as Documentation Agent, and Bank of America, N.A., as Administrative Agent;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement which require the consent of the Required Lenders; and

     WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Amendments.  The Credit Agreement is amended in the following
          ----------
respects:

     1.1  The definition of "Aggregate Revolving Committed Amount" in Section
     1.1 of the Credit Agreement is amended to read as follows:

          "Aggregate Revolving Committed Amount" means the aggregate amount of
           ------------------------------------
          Revolving Commitments in effect from time to time, being ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), as such amount may be reduced from time to time in accordance with the provisions hereof.

     1.2  The following definitions are added to Section 1.1 of the Credit
     Agreement:

          "Approved Sale Leaseback Transaction" means the sale by the Borrower
           -----------------------------------
          of its headquarters building in Englewood, Colorado, and its office building in Grand Rapids, Michigan, for approximately $9,500,000 in total proceeds, with the simultaneous signing of ten year operating leases on each building for annual rents of approximately $1,010,000 in total.

          "Sale Leaseback Transaction" means a transaction described in Section
           --------------------------
          8.11.

          "Senior Note Indenture" means the indenture governing the Senior
           ---------------------
          Notes.

          "Senior Notes" means the senior secured notes issued by the Borrower
           ------------
          on terms and conditions that are, and evidenced by documentation that is, reasonably satisfactory to the Administrative Agent and the Required Lenders.

     1.3 In the definition of "Permitted Liens" in Section 1.1 of the Credit Agreement, clauses (xv) and (xvi) thereof are renumbered as clauses (xvi) and (xvii) thereof and a new clause (xv) is added thereto to read as follows:

          (xv) Liens securing the Senior Notes, but only (A) to the extent such Liens are on the same Property as to which the Lenders hereunder also have a Lien to secure the obligations under the Credit Documents, and (B) so long as the Indebtedness evidenced by the Senior Notes and the obligations under this Credit Agreement shall share pari passu in the Property subject to such Liens;

     1.4  The first sentence of Section 2.1(f) is amended to read as follows:

          The Borrower will be limited to a maximum number of six (6) Eurodollar Loans outstanding at any time.

     1.5 In Section 8.1 of the Credit Agreement clauses (g) and (h) thereof are renumbered as clause (i) and (j), respectively, thereof, and new clauses (g) and
(h) are added thereto to read as follows:

          (g) Indebtedness arising under the Senior Notes in an aggregate principal amount not to exceed $50,000,000, and renewals, refinancing and refundings of the then outstanding principal amount of the Senior Notes on terms and conditions no less favorable to the Lenders than the terms and conditions contained in the Senior Notes (and the Senior
          Note Indenture);

          (h) seller financing obligations incurred in connection with acquisitions permitted under Section 8.4(c) in an aggregate principal amount not to exceed $25,000,000;

     1.6 The parenthetical in the introductory clause of Section 8.4(b) is amended to read as follows:

          (including any Sale Leaseback Transaction, but excluding and not subject to clauses (i) and (ii) below, (A) the sale of inventory in the ordinary course of business, (B) the sale or disposition of plant, property and equipment which is no longer useful in the business or as to which the proceeds therefrom are reinvested in plant, property and equipment within six months thereof, (C) the Excluded Asset Dispositions and (D) the Approved Sale Leaseback Transaction)

     1.7 In Section 8.12, the phrase "Except with respect to" is amended to read as follows:

          Except for (a) restrictions in the Senior Note Indenture and (b)

     1.8 A new Section 10.10 is added to the Credit Agreement to read as follows

          Section 10.10  Syndication Agent and Documentation Agent.
                         -----------------------------------------

          The titles of Syndication Agent and Documentation Agent are bestowed in recognition of the participation in this credit by the Syndication Agent and Documentation Agent, and such title shall not impose or imply any duties or responsibilities whatsoever of the Syndication Agent or Documentation Agent, in their respective capacity as such, to the Borrower, the Guarantors, the Administrative Agent or the Lenders.

     2.   Schedule 2.1(a) to the Credit Agreement is amended and replaced in its
          ---------------
entirety with the Schedule 2.1(a) attached hereto, and the Revolving Committed
                  ---------------
Amount and Revolving Commitment Percentage of each Lender shall be as set forth on Schedule 2.1(a) attached hereto.
   ---------------

     3.   Consent to Acquisitions.
          -----------------------

     3.1  [* * *].  Notwithstanding the provisions of Section
          -------
8.4(c)(ii)(A), the Required Lenders hereby consent to the acquisition by the Borrower of [* * *], on the terms and conditions set forth hereafter, provided that such acquisition complies with each of the other provisions of the Credit Agreement and the other Credit Documents. The structure of the [* * *] acquisition will be as described in either (a) or (b) below:

          (a) The Borrower shall acquire of 100% of the issued and outstanding stock of [* * *] for approximately [* * *] in cash and capital stock of the Borrower. The actual purchase price will ultimately equal
          [* * *] times [* * *] adjusted EBITDA for the twelve months ended June 30, 2001. The purchase price will be paid in two installments, a down payment at closing, equal to [* * *] times [* * *] adjusted EBITDA for the twelve months prior to closing, and the second to be paid promptly after the parties calculate and agree on the adjusted EBITDA for the twelve month period ended June 30, 2001. The second payment shall be equal to the total purchase price, less the down payment. Both payments shall be made up of approximately [* * *] stock and [* * *] cash. The stock portion of the down payment will be calculated at the market price of the capital stock of the Borrower at, or near, closing, while the stock portion of the final payment will be calculated using the market price at, or near, the final payment date.

          (b) The Borrower shall acquire of 100% of the issued and outstanding stock of [* * *] for approximately [* * *] in cash and capital stock of the Borrower. The purchase price will be subject to adjustment if [* * *] does not have at least [* * *] in EBITDA for the twelve months ending November 30, 2000. [* * *] of the purchase price will be paid at closing, [* * *] in cash and [* * *] in stock. [* * *] will be withheld, and paid in two further installments. Up to [* * *] will be paid upon completion of an audit for the twelve months ended on November 30, 2000, while the balance will be held for a period of up to two years to secure representations and warranties in the purchase agreement. The stock portion of the purchase price will be calculated at the market price of the capital stock of the Borrower at, or near, closing.

[* * *] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as Amended.

     3.2  Global Travel Solutions. Notwithstanding the provisions of Section
          -----------------------
8.4(c)(ii)(A), the Required Lenders hereby consent to the acquisition by the Borrower of GTS Global Travel Solutions ("GTS"), a travel management company
                                          ---
based in Canada, on the terms and conditions set forth hereafter, provided that such acquisition complies with each of the other provisions of the Credit Agreement and the other Credit Documents. The Borrower shall acquire 100% of the ownership interest of GTS for approximately [* * *] in cash. The actual purchase price will ultimately equal [* * *] times GTS's adjusted EBIT for the twelve months ended August 31, 2000. [* * *] of the purchase price shall be withheld for a period of up to two years to secure GTS's representations and warranties in a final acquisition agreement.

[* * *] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as Amended.

     4.   Conditions Precedent.  This Amendment shall be effective upon
          --------------------
satisfaction of the following conditions precedent:

          (a) receipt by the Administrative Agent of multiple counterparts of this Amendment executed by the Credit Parties and the Required Lenders;

          (b) receipt by the Administrative Agent of an opinion of counsel to the Credit Parties relating to this Amendment, which opinion shall be in form and substance satisfactory to the Required Lenders;

          (c) receipt by the Administrative Agent, for the ratable benefit of the Lenders which consent to this Amendment (the "Consenting Lenders"), of
                                                       ------------------
     an amendment fee equal to 5 basis points (0.05%) on the aggregate Commitments of the Consenting Lenders; and

          (d) receipt by the Administrative Agent of all other fees and expenses due in connection with this Amendment;

     5.   Reaffirmation of Representations and Warranties.  The Borrower hereby
          -----------------------------------------------
affirms that the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof (except those which expressly relate to an earlier period).

     6.   Reaffirmation of Guaranty.  Each Guarantor (i) acknowledges and
          -------------------------
consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

     7.   No Other Changes.  Except as modified hereby, all of the terms and
          ----------------
provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

     8.   Costs and Expenses.  The Borrower agrees to pay all reasonable costs
          ------------------
and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

     9.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     10.  Governing Law.  This Amendment shall be deemed to be a contract made
          -------------
under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                NAVIGANT INTERNATIONAL, INC.,
--------
                         a Delaware corporation

                            /s/ Eugene A. Over, Jr.
                         By:_________________________
                         Name:  Eugene A. Over, Jr.
                         Title:  Vice President

GUARANTORS:              AKRA TRAVEL, INC.,
----------
                         a Florida corporation
                         ARRINGTON TRAVEL CENTER, INC.,
                         an Illinois corporation
                         ASSOCIATED TRAVEL SERVICES, LLC,
                         a Delaware limited liability company
                         BOWERS WORLDWIDE TRAVEL SERVICES, INC.,
                         an Arizona corporation
                         COUCH/MOLLICA TRAVEL, LTD.,
                         a Pennsylvania corporation
                         ENVISION VACATIONS, INC.,
                         a Michigan corporation
                         EVANS TRAVEL GROUP, INC.,
                         a Louisiana corporation
                         FORBES TRAVEL SERVICE, INC.,
                         a Pennsylvania corporation
                         MCGREGOR TRAVEL MANAGEMENT, INC.,
                         a Connecticut corporation
                         MORAN TRAVEL BUREAU, INC.,
                         a Massachusetts corporation
                         MTA, INC.,
                         a Washington corporation
                         NAVIGANT INTERNATIONAL U.K. HOLDINGS, INC.
                         a Delaware corporation
                         NAVIGANT CRUISE CENTER, INC.,
                         a Delaware corporation

                             /s/ Eugene A. Over, Jr.
                         By: _________________________
                         Name:   Eugene A. Over, Jr.
                         Title:  Vice President of each
                                 of the foregoing Guarantors

                          [Signature Pages Continue]

                         OMNI TRAVEL SERVICE, INC.,
                         a Massachusetts corporation
                         PROFESSIONAL TRAVEL CORPORATION,
                         a Colorado corporation
                         SIMMONS ASSOCIATES, INC.,
                         a Virginia corporation
                         TRAVEL CONSULTANTS, INC.,
                         a Michigan corporation
                         TRAVELCORP., INC.,
                         a Minnesota corporation
                         WORLD EXPRESS TRAVEL, INC.,
                         an Alaska corporation

                             /s/ Eugene A. Over, Jr.
                         By: _________________________
                         Name:  Eugene A. Over, Jr.
                         Title: Vice President of each
                                of the foregoing Guarantors

                         ATLAS TRAVEL SERVICES, LP,
                         a Texas limited partnership

                         By:    ATLAS TRAVEL GP, INC.,
                                a Texas corporation

                                   /s/ Eugene A. Over, Jr.
                                By:________________________________
                                Name:  Eugene A. Over, Jr.
                                Title: Vice President

                          [Signature Pages Continue]

LENDERS:                 BANK OF AMERICA, N.A.,
-------
                         in its capacity as Administrative Agent
                         and in its individual capacity as a Lender

                         By: _________________________
                         Name:
                         Title:

                         U.S. BANK NATIONAL ASSOCIATION

                         By: _________________________
                         Name:
                         Title:

                         KEYBANK, N.A.

                         By: _________________________
                         Name:
                         Title:

                         THE BANK OF NOVA SCOTIA

                         By: _________________________
                         Name:
                         Title:

                         BANK ONE, COLORADO, N.A.

                         By: _________________________
                         Name:
                         Title:

                         UNION BANK OF CALIFORNIA

                         By: _________________________
                         Name:
                         Title:

                                Schedule 2.1(a)

                            LENDERS AND COMMITMENTS


                                       Revolving                 Revolving                     LOC
            Lender                 Committed Amount        Commitment Percentage         Committed Amount
            ------                 ----------------        ---------------------         ----------------
Bank of America, N.A.                $ 34,000,000                   22.67%                  $ 3,600,000
U.S. Bank National Association       $ 30,000,000                   20.00%                  $ 3,000,000
Key Bank National Association        $ 30,000,000                   20.00%                  $ 3,000,000
The Bank of Nova Scotia              $ 20,000,000                   13.33%                  $ 1,800,000
Bank One, Colorado, N.A.             $ 18,000,000                   12.00%                  $ 1,800,000
Union Bank of California, N.A.       $ 18,000,000                   12.00%                  $ 1,800,000

Total                                $150,000,000                  100.00%                  $15,000,000